Exhibit 99(1)
News Release	HESS CORPORATION Investor Contact: Jay Wilson (212) 536-8940 Media Contact: Jon Pepper (212) 536-8550

HESS REPORTS ESTIMATED RESULTS FOR THE FOURTH QUARTER OF 2011

Fourth Quarter Highlights:

●	Net loss was $131 million, compared with net income of $58 million in the fourth quarter of 2010

●	Net income excluding items affecting comparability between periods was $394 million, compared with $398 million in the fourth quarter of 2010

●	Results included a previously announced after-tax charge of $525 million related to the shutdown of the HOVENSA L.L.C. refinery

●	Oil and gas production was 367,000 barrels of oil equivalent per day, compared with 420,000 in the fourth quarter of 2010

●	Year end total proved reserves were 1,573 million barrels; reserve replacement for 2011 was 147 percent

NEW YORK, January 25, 2012 -- Hess Corporation (NYSE: HES) reported a net loss of $131 million for the fourth quarter of 2011 compared with net income of $58 million for the fourth quarter of 2010.  The after-tax income (loss) by major operating activity was as follows:

	Three Months Ended		Year Ended
	December 31, (unaudited)		December 31, (unaudited)
	2011	2010	2011	2010
	(In millions, except per share amounts)
Exploration and Production	$527	$420	$2,675	$2,736
Marketing and Refining	(561)	(261)	(584)	(231)
Corporate	(40)	(43)	(154)	(159)
Interest expense	(57)	(58)	(234)	(221)
Net income (loss) attributable to Hess Corporation	$(131)	$58	$1,703	$2,125

Net income (loss) per share (diluted)	$(.39)	$.18	$5.01	$6.47

Weighted average number of shares (diluted)	337.5	330.5	339.9	328.3

Note: See the following page for a table of items affecting comparability of earnings between periods.

Exploration and Production earnings were $527 million in the fourth quarter of 2011 compared with $420 million in the fourth quarter of 2010.  The Corporation’s average worldwide crude oil selling price, including the effect of hedging, was $89.70 per barrel, up from $71.73 per barrel in the same quarter a year ago. The average worldwide natural gas selling price was $6.32 per Mcf in the fourth quarter of 2011, up from $5.30 per Mcf in the fourth quarter of 2010.  Fourth quarter oil and gas production was 367,000 barrels of oil equivalent per day, compared with 420,000 barrels of oil equivalent per day in the fourth quarter a year ago, largely due to production interruptions and asset sales.  Fourth quarter 2011 results included higher exploration expenses reflecting total dry hole costs of $236 million ($143 million after-tax), primarily associated with two exploration wells on the Semai V Block, offshore Indonesia.

Oil and gas proved reserves were 1,573 million barrels of oil equivalent at the end of 2011, compared with 1,537 million barrels at the end of 2010. During 2011, the Corporation added 203 million barrels of oil equivalent to proved reserves. These additions, which are subject to final review, replaced approximately 147 percent of the Corporation’s 2011 production, resulting in a reserve life of 11.4 years.

Marketing and Refining generated a loss of $561 million in the fourth quarter of 2011 compared with a loss of $261 million in the same period in 2010.  Refining operations incurred a loss of $598 million in the fourth quarter of 2011, including the HOVENSA L.L.C. shutdown charge discussed below, and a loss of $308 million in the fourth quarter a year ago.  Marketing earnings were $48 million compared with $37 million in the same quarter of 2010.  Trading activities generated a loss of $11 million in the fourth quarter of 2011 and income of $10 million in the fourth quarter of last year.

The following table reflects the total after-tax income (expense) of items affecting comparability of earnings between periods:

	Three Months Ended		Year Ended
	December 31, (unaudited)		December 31, (unaudited)
	2011	2010	2011	2010
	(Millions of dollars)
Exploration and Production	$-	$(51)	$244	$732
Marketing and Refining	(525)	(289)	(525)	(289)
Corporate	-	-	-	(7)
	$(525)	$(340)	$(281)	$436

Fourth quarter 2011 results included an after-tax charge of $525 million related to the Corporation’s investment in HOVENSA L.L.C. and the shutdown of the refinery in St. Croix, U.S. Virgin Islands.

Net cash provided by operating activities was $1,138 million in the fourth quarter of 2011, compared with $1,478 million in the same quarter of 2010.  Capital and exploratory expenditures were $2,236 million, of which $2,185 million related to Exploration and Production operations.  Capital and exploratory expenditures for the fourth quarter of 2010 were $2,464 million, of which $2,438 million related to Exploration and Production operations.

At December 31, 2011, cash and cash equivalents totaled $351 million compared with $1,608 million at December 31, 2010.  Total debt was $6,057 million at December 31, 2011 and $5,583 million at December 31, 2010.  The Corporation’s debt to capitalization ratio at December 31, 2011 was 24.6 percent compared with 24.9 percent at the end of 2010.

Hess Corporation will review fourth quarter financial and operating results and other matters on a webcast at 10 a.m. today.  For details about the event, refer to the Investor Relations section of our website at www.hess.com.

Hess Corporation, with headquarters in New York, is a global integrated energy company engaged in the exploration, production, purchase, transportation and sale of crude oil and natural gas, as well as the production and sale of refined petroleum products. More information on Hess Corporation is available at www.hess.com.

Forward-looking Statements
Certain statements in this release may constitute "forward-looking statements" within the meaning of Section 21E of the United States Securities Exchange Act of 1934, as amended, and Section 27A of the United States Securities Act of 1933, as amended. Forward-looking statements are subject to known and unknown risks and uncertainties and other factors which may cause actual results to differ materially from those expressed or implied by such statements, including, without limitation, uncertainties inherent in the measurement and interpretation of geological, geophysical and other technical data.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Fourth	Fourth	Third
	Quarter	Quarter	Quarter
	2011	2010	2011
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$9,733	$9,007	$8,665
Income (loss) from equity investment in HOVENSA L.L.C.	(940)	(348)	(36)
Other, net	31	31	97

Total revenues and non-operating income	8,824	8,690	8,726

Costs and Expenses
Cost of products sold (excluding items shown separately below)	6,712	6,221	6,181
Production expenses	613	532	609
Marketing expenses	273	291	266
Exploration expenses, including dry holes and lease impairment	426	317	199
Other operating expenses	44	42	43
General and administrative expenses	187	197	177
Interest expense	93	100	94
Depreciation, depletion and amortization	674	633	586
Asset impairments	-	-	358

Total costs and expenses	9,022	8,333	8,513

Income (loss) before income taxes	(198)	357	213
Provision (benefit) for income taxes	(64)	274	(54)

Net income (loss)	(134)	83	267
Less: Net income (loss) attributable to noncontrolling interests	(3)	25	(31)
Net income (loss) attributable to Hess Corporation	$(131)	$58	$298

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(8)	$2	$(2)
Capitalized interest	5	2	4

Cash Flow Information
Net cash provided by operating activities (*)	$1,138	$1,478	$1,022

Capital and Exploratory Expenditures
Exploration and Production
United States	$1,372	$1,820	$1,600
International	813	618	917

Total Exploration and Production	2,185	2,438	2,517
Marketing, Refining and Corporate	51	26	33

Total Capital and Exploratory Expenditures	$2,236	$2,464	$2,550

Exploration expenses charged to income included above
United States	$51	$46	$48
International	70	77	68

	$121	$123	$116

(*) Includes changes in working capital.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Year Ended December 31,
	2011	2010
Income Statement
Revenues and Non-operating Income
Sales (excluding excise taxes) and other operating revenues	$38,466	$33,862
Income (loss) from equity investment in HOVENSA L.L.C.	(1,073)	(522)
Other, net	478	1,273

Total revenues and non-operating income	37,871	34,613

Costs and Expenses
Cost of products sold (excluding items shown separately below)	26,774	23,407
Production expenses	2,352	1,924
Marketing expenses	1,069	1,021
Exploration expenses, including dry holes and lease impairment	1,195	865
Other operating expenses	171	213
General and administrative expenses	702	662
Interest expense	383	361
Depreciation, depletion and amortization	2,406	2,317
Asset impairments	358	532

Total costs and expenses	35,410	31,302

Income (loss) before income taxes	2,461	3,311
Provision (benefit) for income taxes	785	1,173

Net income (loss)	1,676	2,138
Less: Net income (loss) attributable to noncontrolling interests	(27)	13
Net income (loss) attributable to Hess Corporation	$1,703	$2,125

Supplemental Income Statement Information
Foreign currency gains (losses), after-tax	$(15)	$(8)
Capitalized interest	13	5

Cash Flow Information
Net cash provided by operating activities (*)	$4,984	$4,530

Capital and Exploratory Expenditures
Exploration and Production
United States	$4,305	$2,935
International	3,039	2,822

Total Exploration and Production	7,344	5,757
Marketing, Refining and Corporate	118	98

Total Capital and Exploratory Expenditures	$7,462	$5,855

Exploration expenses charged to income included above
United States	$197	$154
International	259	209

	$456	$363

(*) Includes changes in working capital.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
SUPPLEMENTAL FINANCIAL DATA (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	December 31,	December 31,
	2011	2010
Balance Sheet Information
Cash and cash equivalents	$351	$1,608
Other current assets	7,965	7,172
Investments	384	443
Property, plant and equipment – net	24,550	21,127
Other long-term assets	5,688	5,046
Total assets	$38,938	$35,396

Short-term debt and current maturities of long-term debt	$52	$46
Other current liabilities	8,025	7,567
Long-term debt	6,005	5,537
Other long-term liabilities	6,294	5,437
Total equity excluding other comprehensive income (loss)	19,659	17,968
Accumulated other comprehensive income (loss)	(1,097)	(1,159)
Total liabilities and equity	$38,938	$35,396

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Fourth Quarter 2011
	United
	States	International	Total
Sales and other operating revenues	$937	$1,662	$2,599
Other, net	3	25	28

Total revenues and non-operating income	940	1,687	2,627
Costs and expenses
Production expenses, including related taxes	170	443	613
Exploration expenses, including dry holes and lease impairment	118	308	426
General, administrative and other expenses	49	33	82
Depreciation, depletion and amortization	273	378	651
Asset impairments	-	-	-

Total costs and expenses	610	1,162	1,772

Results of operations before income taxes	330	525	855
Provision (benefit) for income taxes	130	198	328

Results of operations attributable to Hess Corporation	$200	$327	$527

	Fourth Quarter 2010
	United
	States	International	Total
Sales and other operating revenues	$679	$1,613	$2,292
Other, net	(5)	13	8

Total revenues and non-operating income	674	1,626	2,300
Costs and expenses
Production expenses, including related taxes	143	389	532
Exploration expenses, including dry holes and lease impairment	121	196	317
General, administrative and other expenses	56	24	80
Depreciation, depletion and amortization	184	425	609
Asset impairments	-	-	-

Total costs and expenses	504	1,034	1,538

Results of operations before income taxes	170	592	762
Provision (benefit) for income taxes	72	270	342

Results of operations attributable to Hess Corporation	$98	$322	$420

	Third Quarter 2011
	United
	States	International	Total
Sales and other operating revenues	$830	$1,307	$2,137
Other, net	4	93	97

Total revenues and non-operating income	834	1,400	2,234
Costs and expenses
Production expenses, including related taxes	174	435	609
Exploration expenses, including dry holes and lease impairment	120	79	199
General, administrative and other expenses	44	27	71
Depreciation, depletion and amortization	209	355	564
Asset impairments	16	342	358

Total costs and expenses	563	1,238	1,801

Results of operations before income taxes	271	162	433
Provision (benefit) for income taxes	108	(97)	11

Results of operations attributable to Hess Corporation	$163	$259	$422

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION EARNINGS (UNAUDITED)
(IN MILLIONS OF DOLLARS)

	Year Ended December 31, 2011
	United
	States	International	Total
Sales and other operating revenues	$3,371	$6,676	$10,047
Other, net	(7)	471	464

Total revenues and non-operating income	3,364	7,147	10,511
Costs and expenses
Production expenses, including related taxes	660	1,692	2,352
Exploration expenses, including dry holes and lease impairment	475	720	1,195
General, administrative and other expenses	190	123	313
Depreciation, depletion and amortization	800	1,505	2,305
Asset impairments	16	342	358

Total costs and expenses	2,141	4,382	6,523

Results of operations before income taxes	1,223	2,765	3,988
Provision (benefit) for income taxes	470	843	1,313

Results of operations attributable to Hess Corporation	$753	$1,922	$2,675

	Year Ended December 31, 2010
	United
	States	International	Total
Sales and other operating revenues	$2,453	$6,291	$8,744
Other, net	(3)	1,236	1,233

Total revenues and non-operating income	2,450	7,527	9,977
Costs and expenses
Production expenses, including related taxes	489	1,435	1,924
Exploration expenses, including dry holes and lease impairment	364	501	865
General, administrative and other expenses	161	120	281
Depreciation, depletion and amortization	649	1,573	2,222
Asset impairments	-	532	532

Total costs and expenses	1,663	4,161	5,824

Results of operations before income taxes	787	3,366	4,153
Provision (benefit) for income taxes	304	1,113	1,417

Results of operations attributable to Hess Corporation	$483	$2,253	$2,736

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Fourth	Fourth	Third
	Quarter	Quarter	Quarter
	2011	2010	2011
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	89	76	82
Europe	95	103	68
Africa	54	99	59
Asia	13	13	15
Total	251	291	224

Natural gas liquids - barrels
United States	13	14	13
Europe	4	4	3
Asia	1	1	1
Total	18	19	17

Natural gas - mcf
United States	90	114	102
Europe	92	138	55
Asia and other	408	411	458
Total	590	663	615
Barrels of oil equivalent	367	420	344

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$100.76	$80.65	$95.12
Europe	77.18	63.18	65.92
Africa	85.49	70.21	89.41
Asia	111.08	86.94	112.31
Worldwide	89.70	71.73	85.81

Crude oil - per barrel (excluding hedging)
United States	$100.76	$80.65	$95.12
Europe	77.18	63.18	65.92
Africa	109.28	86.40	113.03
Asia	111.08	86.94	112.31
Worldwide	95.16	77.17	92.33

Natural gas liquids - per barrel
United States	$57.86	$51.89	$57.72
Europe	66.47	64.65	82.18
Asia	66.18	70.22	71.30
Worldwide	59.81	55.00	63.64

Natural gas - per mcf
United States	$2.50	$3.11	$3.43
Europe	8.88	7.81	8.93
Asia and other	6.57	5.06	5.86
Worldwide	6.32	5.30	5.74

*	The realized after-tax losses from crude oil hedging activities were $83 million in the fourth quarter of 2011, $86 million in the fourth quarter of 2010 and $82 million in the third quarter of 2011.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
EXPLORATION AND PRODUCTION SUPPLEMENTAL OPERATING DATA (UNAUDITED)

	Year Ended December 31,
	2011	2010
Operating Data
Net Production Per Day (in thousands)
Crude oil - barrels
United States	81	75
Europe	89	88
Africa	66	113
Asia	13	13
Total	249	289

Natural gas liquids - barrels
United States	13	14
Europe	3	3
Asia	1	1
Total	17	18

Natural gas - mcf
United States	100	108
Europe	81	134
Asia and other	442	427
Total	623	669
Barrels of oil equivalent	370	418

Average Selling Price
Crude oil - per barrel (including hedging)*
United States	$98.56	$75.02
Europe	80.18	58.11
Africa	88.46	65.02
Asia	111.71	79.23
Worldwide	89.99	66.20

Crude oil - per barrel (excluding hedging)
United States	$98.56	$75.02
Europe	80.18	58.11
Africa	110.28	78.31
Asia	111.71	79.23
Worldwide	95.60	71.40

Natural gas liquids - per barrel
United States	$58.59	$47.92
Europe	75.49	59.23
Asia	72.29	63.50
Worldwide	62.72	50.49

Natural gas - per mcf
United States	$3.39	$3.70
Europe	8.79	6.23
Asia and other	6.02	5.93
Worldwide	5.96	5.63

*	The realized after-tax losses from crude oil hedging activities were $327 million for the year ended December 31, 2011 and $338 million for the year ended December 31, 2010.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Fourth	Fourth	Third
		Quarter	Quarter	Quarter
		2011	2010	2011
Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$(885)	$(251)	$(23)
Provision (benefit) for income taxes		(324)	10	-
Results of operations attributable to Hess Corporation		$(561)	$(261)	$(23)

Summary of Marketing and Refining Results
Refining		$(598)	$(308)	$(38)
Marketing		48	37	41
Trading		(11)	10	(26)
Results of operations attributable to Hess Corporation		$(561)	$(261)	$(23)

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		214	225	222
Distillates		143	144	100
Residuals		65	78	53
Other		19	42	14
Total		441	489	389

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		271	384	297
HOVENSA - Hess 50% share		136	192	149
Port Reading		58	60	63

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	350 (a)	77.5%	76.8%	84.9%
FCC	150	64.0%	57.3%	79.2%
Coker	58	80.4%	73.3%	91.0%
Port Reading	70	82.9%	86.0%	90.0%

Retail Marketing
Number of retail stations (b)		1,361	1,362	1,358
Convenience store revenue (in millions of dollars) (c)		$290	$298	$316
Average gasoline volume per station (gallons per month) (c)		195	201	201

(a)	HOVENSA’s refining crude capacity was reduced to 350,000 from 500,000 barrels per day in the first quarter of 2011.
(b)	Includes company operated, Wilco-Hess, dealer and branded retailer.
(c)	Company operated only.

HESS CORPORATION AND CONSOLIDATED SUBSIDIARIES
MARKETING AND REFINING SUPPLEMENTAL FINANCIAL AND OPERATING DATA (UNAUDITED)

		Year Ended December 31,
		2011	2010

Financial Information (in millions of dollars)

Marketing and Refining Results
Income (loss) before income taxes		$(857)	$(227)
Provision (benefit) for income taxes		(273)	4
Results of operations attributable to Hess Corporation		$(584)	$(231)

Summary of Marketing and Refining Results
Refining		$(728)	$(445)
Marketing		185	215
Trading		(41)	(1)
Results of operations attributable to Hess Corporation		$(584)	$(231)

Operating Data (barrels and gallons in thousands)

Refined Product Sales (barrels per day)
Gasoline		222	242
Distillates		123	120
Residuals		65	69
Other		20	40
Total		430	471

Refinery Throughput (barrels per day)
HOVENSA - Crude runs		284	390
HOVENSA - Hess 50% share		142	195
Port Reading		63	55

Refinery Utilization	Refinery Capacity
HOVENSA	(barrels per day)
Crude	350 (a)	81.1%	78.0%
FCC	150	71.7%	66.5%
Coker	58	77.4%	78.3%
Port Reading	70	90.0%	78.1%

Retail Marketing
Number of retail stations (b)		1,361	1,362
Convenience store revenue (in millions of dollars) (c)		$1,189	$1,213
Average gasoline volume per station (gallons per month) (c)		195	199

(a)	HOVENSA’s refining crude capacity was reduced to 350,000 from 500,000 barrels per day in the first quarter of 2011.
(b)	Includes company operated, Wilco-Hess, dealer and branded retailer.
(c)	Company operated only.